Exhibit 99.1

Legend of Technical Data

Page 1 is a legend explaining the contents of this set of Sample Analysis.

Page 2 details the analysis of the raw (ground to 200 mesh) asphaltite by simulated distillation using the same method of ASTM D-2887

Page 3 provides an analysis the metal content analyzed by Inductively–Coupled Plasma metal scan using Environmental Protection Agency approved methods EPA-6010b of the raw Asphaltite powder.

Page 4 details the analysis of the raw (in 60 mm chunks) asphaltite by simulated distillation using the same method of ASTM D-2887

Page 5 provides an analysis the metal content analyzed by Inductively–Coupled Plasma metal scan using Environmental Protection Agency approved methods EPA-6010b of the raw Asphaltite chunks.

Page 6 details the analysis of the asphaltite product by enzyme treatment for meeting the requirement and data required by a Buyer or Refinery using the same method of ASTM D-2887

Page 7 is a geologist’s analysis of the material from a physical properties perspective.

The material is a solid bituminous hydrocarbon with high caloric content (8700 Cal) with a fusion point of 175° C, an ignition point of 340 ° and an initial boiling point of 350 ° to 360 °. 0.28 percent ash 38 percent fixed carbon and 61.5 percent volatiles. 99% soluble in Carbon Disulfide. 98% soluble in Toluene.

PRECISION PETROLEUM LABS, INC.

5915 Star Lane Houston. TX. 77057

Ph 713-680-9425 Fax: 713-680-9564

CERTIFICATE OF ANALYSIS

CARBON #	CHEMICAL NAME	BOILING POINT
		°F	°C

C-4	BUTANE	31	-0.5
C-5	PENTANE	97	36
C-6	HEXANE	156	68.8
C-7	HEPTANE	209	98.3
C-8	OCTANE	257	125
C-9	NONANE	304	151
C-10	DECANE	345	174
C-l1	UNDECANE	383	195
C-12	DODECANE	421	216
C-13	TRIDECANE	455	235
C-14	TETRADECANE	487	253
C-15	PENTADECANE	520	271
C-16	HEXADECANE	549	287
C-17	HEPTADECANE	576	302
C-18	OCTADECANE	601	316
C-19	NONADECANE	626	330
C-20	EICOSANE	651	344
C-21	HENEICOSANE	674	357
C-22	DOCOSANE	696	369
C-23	TRICOSANE	716	380
C-24	TETRACOSANE	736	391
C-25	PENTACOSANE	----
C-26	HEXACOSANE	774	412
C-27	HEPTACOSANE	----
C-28	OCTACOSANE	810	432
C-29	NONACOSANE	----
C-30	TRIACONTANE	842	450
C-32	DOTRIACONTANE	873	467
C-36	HEXATRIACONTANE	926	497
C-38	OCTATRIACONTANE	----
C-40	TETRACONTANE	986	530

PRECISION PETROLEUM LABS, INC.

5915 Star Lane Houston, TX. 77057

Ph. 713-680-9425 Fax: 713-680-9564

CERTIFICATE OF ANALYSIS

COMPANY:	RICHCORP
INVOICE No.:	21483
LAB REFERENCE No.:	2003 -07-370
PRODUCT ID:	ASPHALTITE RAW POWDER
DATE RECEIVED:	07-18-2003
AUTHORIZED BY:	BILL RICHARDSON

DISTILLATION D-2887, °F

IBP 652

1% 656	26% 802	51% 942	76% 1048
2% 672	27% 804	52% 946	77% 1050
3% 676	28% 806	53% 952	78% 1052
4% 680	29% 814	54% 956	79% 1054
5% 688	30% 818	55% 958	80% 1060
6% 692	31% 826	56% 960	81% 1062
7% 698	32% 832	57% 970	82% 1066
8% 700	33% 840	58% 974	83% 1070
9% 710	34% 844	59% 978	84% 1074
10% 716	35% 846	60% 982	85% 1078
11% 718	36% 850	61% 990	86% 1080
12% 724	37% 858	62% 994	87% 1082
13% 728	38% 860	63% 996	88% 1082
14% 734	39% 870	64% 1002	89% 1086
15% 738	40% 876	65% 1006	90% 1098
16% 748	41% 882	66% 1010	91% 1104
17% 760	42% 886	67% 1012	92% 1104
18% 762	43% 892	68% 1016	93% 1104
19% 766	44% 898	69% 1018	94% 1104
20% 770	45% 908	70% 1026	95% 1104
21% 772	46% 910	71% 1030	96% 1108
22% 778	47% 914	72% 1034	97% 1108
23% 790	48% 918	73% 1038	98% 1110
24% 794	49% 926	74% 1040	99% 1112
25% 796	50% 938	75% 1046	100% 1112

CERTIFICATE OF ANALYSIS

COMPANY:	RICHCORP
INVOICE No.:	21483
LAB REFERENCE No.:	2003-07-370
PRODUCT ID:	ASPHALTITE RAW POWDER
DATE RECEIVED:	07-18-2003
AUTHORIZED BY:	BILL RICHARDSON

			METHOD	TEST
TOTAL	TEST	PREPARATION	DETECTION	RESULTS,
METAL	METHOD	METHOD	LIMIT, PPM	PPM

ALUMINUM	EPA-6010B	EPA-3040/3050	0.450	29.082
ANTIMONY	EPA-6010B	EPA-3040/3050	0.330	40.4237
ARSENIC	EPA-6010B	EPA-3040/3050	0.500	BDL
BARIUM	EPA-6010B	EPA-3040/3050	0.100	5.438
BERYLLIUM	EPA-6010B	EPA-3040/3050	0.100	BDL
BORON	EPA-6010B	EPA-3040/3050	0.100	229.900
CALCIUM	EPA-6010B	EPA-3040/3050	0.150	686.080
CADMIUM	EPA-6010B	EPA-3040/3050	0.100	5.098
CHROMIUM	EPA-6010B	EPA-3040/3050	0.150	13.404
COBALT	EPA-6010B	EPA-3040/3050	0.180	6.658
COPPER	EPA-6010B	EPA-3040/3050	0.140	21.749
IRON	EPA-6010B	EPA-3040/3050	0.210	81.597
LEAD	EPA-6010B	EPA-3040/3050	0.390	12.240
MAGNESIUM	EPA-6010B	EPA-3040/3050	0.300	62.025
MANGANESE	EPA-6010B	EPA-3040/3050	0.270	7.458
MERCURY	EPA-6010B	EPA-3040/3050	0.170	BDL
MOLYBDENUM	EPA-6010B	EPA-3040/3050	0.150	31.703
NICKEL	EPA-6010B	EPA-3040/3050	0.200	124.070
PHOSPHORUS	EPA-6010B	EPA-3040/3050	0.750	10.619
POTASSIUM	EPA-6010B	EPA-3040/3050	1.950	35.020
SELENIUM	EPA-6010B	EPA-3040-3050	0.630	BDL
SILICON	EPA-6010B	EPA-3040/3050	0.280	11.297
SILVER	EPA-6010B	EPA-3040/3050	0.130	7.239
SODIUM	EPA-6010B	EPA-3040/3050	1.500	211.680
THALLIUM	EPA-6010B	EPA-3040/3050	0.450	BDL
TIN	EPA-6010B	EPA-3040/3050	0.290	65.625
TITANIUM	EPA-6010B	EPA-3040/3050	0.170	29.953
VANADIUM	EPA-6010B	EPA-3040/3050	0.150	846.980
ZINC	EPA-6010B	EPA-3040/3050	0.100	16.087

BDL: BELOW DETECTION LIMIT

PREPARATION METHOD: EPA-3040 FOR ORGANICS, EPA-3050 FOR ALL OTHER SOLID MATRICES.

PRECISION PETROLEUM LABS, INC.

5915 Star Lane Houston, TX. 77057

Ph. 713-680-9425 Fax: 713-680-9564

CERTIFICATE OF ANALYSIS

COMPANY:	RICHCORP
INVOICE No.:	21483
LAB REFERENCE No.:	2003-07-3 72
PRODUCT ID:	ASPHALTITE RAW SOLID
DATE RECEIVED:	08-08-2003
AUTHORIZED BY:	BILL RICHARDSON

DISTILLATION D-2887, °F

IBP 642

1% 646	26% 746	51% 856	76% 966
2% 650	27% 750	52% 860	77% 968
3% 652	28% 756	53% 864	78% 970
4% 654	29% 762	54% 866	79% 976
5% 660	30% 764	55% 868	80% 980
6% 666	31% 766	56% 870	81% 988
7% 670	32% 770	57% 878	82% 990
8% 672	33% 772	58% 888	83% 994
9% 674	34% 772	59% 892	84% 998
10% 678	35% 774	60% 898	85% 1002
11% 682	36% 778	61% 906	86% 1004
12% 688	37% 786	62% 912	87% 1010
13% 690	38% 792	63% 920	88% 1016
14% 690	39% 794	64% 922	89% 1022
15% 696	40% 798	65% 926	90% 1028
16% 710	41% 800	66% 934	91% 1034
17% 714	42% 810	67% 944	92% 1034
18% 718	43% 812	68% 950	93% 1034
19% 720	44% 816	69% 950	94% 1036
20% 726	45% 822	70% 952	95% 1040
21% 730	46% 832	71% 954	96% 1042
22% 732	47% 838	72% 958	97% 1044
23% 736	48% 840	73% 960	98% 1048
24% 740	49% 846	74% 960	99% 1050
25% 742	50% 850	75% 962	100% 1056

PRECISION PETROLEUM LABS, INC.

5915 Star Lane Houston, TX. 77057

Ph. 713-680-9425 Fax: 713-680-9564

CERTIFICATE OF ANALYSIS

COMPANY:	RICHCORP
INVOICE No.:	21483
LAB REFERENCE No.:	2003-07-3 72
PRODUCT ID:	ASPHALTITE RAW SOLID
DATE RECEIVED:	08-08-2003
AUTHORIZED BY:	BILL RICHARDSON

			METHOD	TEST
TOTAL	TEST	PREPARATION	DETECTION	RESULTS,
METAL	METHOD	METHOD	LIMIT, PPM	PPM

ALUMINUM	EPA-6010B	EPA-3040/3050	0.450	131.070
ANTIMONY	EPA-6010B	EPA-3040/3050	0.330	BDL
ARSENIC	EPA-6010B	EPA-3040/3050	0.500	BDL
BARIUM	EPA-6010B	EPA-3040/3050	0.100	4.620
BERYLLIUM	EPA-6010B	EPA-3040/3050	0.100	BDL
BORON	EPA-6010B	EPA-3040/3050	0.100	160.340
CALCIUM	EPA-6010B	EPA-3040/3050	0.150	432.650
CADMIUM	EPA-6010B	EPA-3040/3050	0.100	2.197
CHROMIUM	EPA-6010B	EPA-3040/3050	0.150	4.370
COBALT	EPA-6010B	EPA-3040/3050	0.180	3.161
COPPER	EPA-6010B	EPA-3040/3050	0.140	8.582
IRON	EPA-6010B	EPA-3040/3050	0.210	48.091
LEAD	EPA-6010B	EPA-3040/3050	0.390	1.096
MAGNESIUM	EPA-6010B	EPA-3040/3050	0.300	52.604
MANGANESE	EPA-6010B	EPA-3040/3050	0.270	3.629
MERCURY	EPA-6010B	EPA-3040/3050	0.170	BDL
MOLYBDENUM	EPA-6010B	EPA-3040/3050	0.150	16.869
NICKEL	EPA-6010B	EPA-3040/3050	0.200	246.200
PHOSPHORUS	EPA-6010B	EPA-3040/3050	0.750	BDL
POTASSIUM	EPA-6010B	EPA-3040/3050	1.950	42.393
SELENIUM	EPA-6010B	EPA-3040-3050	0.630	BDL
SILICON	EPA-6010B	EPA-3040/3050	0.280	28.568
SILVER	EPA-6010B	EPA-3040/3050	0.130	1.530
SODIUM	EPA-6010B	EPA-3040/3050	1.500	338.220
THALLIUM	EPA-6010B	EPA-3040/3050	0.450	BDL
TIN	EPA-6010B	EPA-3040/3050	0.290	39.459
TITANIUM	EPA-6010B	EPA-3040/3050	0.170	7.759
VANADIUM	EPA-6010B	EPA-3040/3050	0.150	1,578.700
ZINC	EPA-6010B	EPA-3040/3050	0.100	13.073

BDL: BELOW DETECTION LIMIT

PREPARATION METHOD: EPA-3040 FOR ORGANICS, EPA-3050 FOR ALL OTHER SOLID

MATRICES.

Geologist’s Report

Analysis

Color:	Black
Fracture:	Concoidal
Shine:	Brilliant
Specific Weight (ASTM D-71):	1.105
Fusion point:	175° C
Initial Decomposition Point:	315 ° C
Ignition Point:	340 ° C
Fusibility:	Fusible
Penetration at 25 ° C (ASTM D-5):	0 – 0.5
Volatility, 6 hours, at 163 ° C:	0.04%
Volatile Material:	58-62%
Fixed Carbon:	35-40%
Ash:	0.28 (0% to 2% Max.)
Sulfur:	0.1 +

Fragmented Distillation

Carbon Dioxide:	2.36
Oxygen	4.88
Ethylic Hydrocarbons	11.15
Acetylene	1.08
Carbon Monoxide	1.72
Turpines and Methane	55.1
Hydrogen	23.7